Stockholders' Equity	12 Months Ended
Dec. 31, 2020
Equity [Abstract]
Stockholders' Equity

8.    Stockholders’ Equity

In June 2018, Obalon amended its certificate of incorporation to reduce the authorized number of shares of common stock from 300,000,000 to 100,000,000.

Public Offering and related warrants

On August 1, 2019,  Obalon entered into an underwriting agreement with A.G.P./Alliance Global Partners, as underwriter, in connection with a public offering of Obalon’s securities, pursuant to which Obalon issued and sold (i) 2,427,500 shares of common stock (including 412,500 shares of common stock pursuant to the partial exercise of the underwriters’ over-allotment option to purchase 562,500 additional shares), (ii) pre-funded warrants to purchase up to 1,735,000 shares of common stock (“Pre-funded Warrants”), (iii) accompanying warrants to purchase up to 3,234,375 shares of common stock (including the exercise in full of the underwriters’ over-allotment option to purchase additional warrants to purchase 421,875 shares of common stock) (“Purchase Warrants”) and (iv) an additional warrant to the underwriters for the purchase 37,500 shares of common stock (“Representative Warrant”). The offering was made pursuant to a registration statement on Form S‑1. The offering closed on August 6, 2019 resulting in gross proceeds of approximately $15.4 million. Obalon incurred $0.7 million of legal, accounting, and other fees related to the offering. The shares of common stock and accompanying Purchase Warrants were sold at a public offering price of $4.00 per share, the Pre-funded Warrants and accompanying Purchase Warrants were sold at a public offering of $3.999. The Purchase Warrants were immediately exercisable upon issuance, will expire on August 6, 2024 and have an exercise price of $4.40 and the Representative Warrant has an exercise price of $5.00, in each case subject to adjustment in the event of stock dividends, stock splits, stock combinations, reclassifications, reorganizations or similar events. The Representative Warrant is exercisable in February 2020 and expires on August 6, 2024. All of the Pre-funded warrants were exercised during the third quarter of 2020. None of the Purchase or Representative Warrants have been exercised as of December 31, 2020. All of the warrants are recorded within equity in accordance with authoritative accounting guidance.

Participation in Follow-on Offering

Certain of Obalon’s directors, senior management and stockholders, including entities affiliated with holders of 5% or more of our capital stock and certain of our directors, purchased an aggregate of 670,312 shares of our common stock and warrants to purchase shares of our common stock in our follow-on offering of common stock and warrants to purchase shares of our common stock in August 2019 at the same price and on the same terms as the other purchasers in the offering and not pursuant to any pre-existing contractual rights or obligations.

Securities Purchase Agreement

On May 23, 2019, Obalon entered into a Securities Purchase Agreement with certain investors for the sale by Obalon of 500,000 shares of Obalon’s common stock, par value $0.001 per share, at a purchase price of $6.00 per share. The closing of the sale of the shares under the Securities Purchase Agreement occurred on May 28, 2019.  Obalon incurred $0.4 million of legal, accounting and other professional fees related to the Securities Purchase Agreement. The aggregate gross proceeds for the sale of the shares were $3.0 million.

Equity Distribution Agreement

On December 27, 2018, Obalon entered into the Equity Distribution Agreement (the "Equity Distribution Agreement") with Canaccord Genuity LLC ("Canaccord Genuity"), pursuant to which Obalon may, from time to time, sell shares of its common stock, having an aggregate offering price of up to $10.0 million through Canaccord Genuity, as Obalon’s sales agent.

Obalon pays Canaccord Genuity a commission of 3.0% of the gross proceeds from the sales of common stock sold pursuant to the terms of the Equity Distribution Agreement. The Equity Distribution Agreement also contains, among other things, customary representations, warranties and covenants by Obalon and indemnification obligations of Obalon and Canaccord Genuity as well as certain termination rights for both Obalon and Canaccord Genuity.  Obalon has no obligation to sell any at-the-market ("ATM") shares under the Equity Distribution Agreement, and may at any time suspend solicitation and offers under the Equity Distribution Agreement. Until the aggregate market value of Obalon’s common stock held by non-affiliates, or public float, is greater than $75.0 million, the amount Obalon can raise through primary public offerings of securities in any twelve-month period using shelf registration statements, including sales under Obalon’s ATM program, is limited to an aggregate of one-third of its public float.

Obalon incurred $0.2 million of legal, accounting and other professional fees related to the Equity Distribution Agreement. These amounts are included as deferred charges within other current assets on Obalon’s consolidated balance sheet as of December 31, 2019 and all were charged against paid-in capital upon receipt of proceeds from the sale of common stock under the Equity Distribution Agreement. As of December 31, 2019,  Obalon has sold 377,615 shares under the Equity Distribution Agreement for aggregate gross proceeds of $2.8 million.

Lincoln Park Purchase Agreement

On December 27, 2018, Obalon entered into a purchase agreement (the "Lincoln Park Purchase Agreement") with the Lincoln Park Capital Fund, LLC ("Lincoln Park") and a registration rights agreement, or the Registration Rights Agreement, with Lincoln Park, pursuant to which Obalon has the right, but not the obligation, to sell to Lincoln Park, and Lincoln Park is obligated to purchase up to $20.0 million of Obalon’s common stock, over the 36‑month period that commenced in February 2019.

Under the Lincoln Park Purchase Agreement, and excluding the impact of any adjustments resulting from  Obalon’s reverse stock split, on any business day selected by Obalon on which the closing price of its common stock is not less than $0.50 per share (subject to standard anti-dilution adjustments), Obalon may direct Lincoln Park to purchase up to 50,000 shares of common stock on such business day (each, a “Regular Purchase”), provided, however, that (i) the Regular Purchase may be increased to up to 100,000 shares, provided that the closing sale price of the common stock is not below $2.00 on the purchase date (subject to standard anti-dilution adjustments) (ii) the Regular Purchase may be increased to up to 125,000 shares, provided that the closing sale price of the common stock is not below $3.00 on the purchase date (subject to standard anti-dilution adjustments) and (iii) the Regular Purchase may be increased to up to 150,000 shares, provided that the closing sale price of the common stock is not below $4.00 on the purchase date (subject to standard anti-dilution adjustments). In each case, Lincoln Park’s maximum commitment in any single Regular Purchase may not exceed $1,000,000. The purchase price per share for each such Regular Purchase will be based off of prevailing market prices of Obalon’s common stock immediately preceding the time of sale without any fixed discount. In addition to Regular Purchases, Obalon may also direct Lincoln Park to purchase other amounts as accelerated purchases or as additional accelerated purchases if the closing sale price of the common stock exceeds certain threshold prices as set forth in the Lincoln Park Purchase Agreement.

Depending on the prevailing market price of our common stock, Obalon may not be able to sell shares to Lincoln Park for the maximum $20.0 million over the term of the Lincoln Park Purchase Agreement. For example, under the rules of the Nasdaq Capital Market, in no event may Obalon issue more than 19.99% of its shares outstanding (which is approximately 465,470 shares based on 2,328,512 shares outstanding prior to the signing of the Lincoln Park Purchase Agreement) under the Lincoln Park Purchase Agreement unless Obalon obtains stockholder approval or an exception pursuant to the rules of the Nasdaq Capital Market is obtained to issue more than 19.99%. This limitation will not apply if, at any time the exchange cap is reached and at all times thereafter, the average price paid for all shares issued and sold under the Lincoln Park Purchase Agreement is equal to or greater than the specified minimum amount set forth in the Lincoln Park Purchase Agreement. Obalon is not required or permitted to issue any shares of common stock under the Purchase Agreement if such issuance would breach its obligations under the rules or regulations of the Nasdaq Capital Market. In addition, Lincoln Park will not be required to purchase any shares of Obalon’s common stock if such sale would result in Lincoln Park’s beneficial ownership exceeding 9.99% of the then outstanding shares of Obalon’s common stock. Obalon’s inability to access a portion or the full amount available under the Lincoln Park Purchase Agreement, in the absence of any other financing sources, could have a material adverse effect on its business.

Obalon incurred $0.8 million of commitment shares issued, legal, accounting, registration and other professional fees related to the Lincoln Park Purchase Agreement. These amounts are included as deferred charges within other current assets on Obalon’s balance sheet as of December 31, 2019 and all were charged against paid-in capital upon receipt of proceeds from the sale of common stock under the Lincoln Park Purchase Agreement. As of December 31, 2019, Obalon has sold 356,122 shares under the Lincoln Park Purchase Agreement for aggregate gross proceeds of $4.2 million. No future issuances will occur under this agreement.

On February 5, 2020, Obalon entered into a new purchase agreement (the “Purchase Agreement”) and registration rights agreement (the “Registration Rights Agreement”) with Lincoln Park Capital Fund, LLC (“Lincoln Park”), pursuant to which Lincoln Park has committed to purchase up to $15.0 million of Obalon’s common stock, $0.001 par value per share (the “Common Stock”). The new Purchase Agreement replaces an existing purchase agreement, dated December 27, 2018, by and between Obalon and Lincoln Park, pursuant to which Lincoln Park committed to purchase up to $20.0 million of Obalon’s Common Stock. In connection with entering into the new Purchase Agreement, Obalon and Lincoln Park terminated the prior purchase agreement, effective February 5, 2020.

Under the terms and subject to the conditions of the Purchase Agreement, Obalon has the right, but not the obligation, to sell to Lincoln Park, and Lincoln Park is obligated to purchase up to $15.0 million of Obalon’s Common Stock. Such sales of common stock by Obalon, if any, will be subject to certain limitations, and may occur from time to time, at Obalon’s sole discretion, over the 36-month period commencing on February 28, 2020 date that a registration statement covering the resale of shares of Common Stock that have been and may be issued under the Purchase Agreement, which Obalon agreed to file with the Securities and Exchange Commission (the “SEC”) pursuant to the Registration Rights Agreement, was declared effective by the SEC and a final prospectus in connection therewith was filed and the other conditions.

Obalon incurred approximately $0.3 million of legal, accounting, and other fees related to the offering. As of December 31, 2020, Obalon has not sold any shares under the Purchase Agreement to Lincoln Park. Obalon determined that there is a low probability that the equity line will be utilized for the remainder of 2020 due to adverse market circumstances. As a result, Obalon fully expensed the $0.3 million of fees in March 2020.

Blue Ox

On August 11, 2020, Obalon entered into a consulting agreement (the “Consulting Agreement”) with Blue Ox Healthcare Partners, LLC (“Blue Ox”) and its assigned entities. Pursuant to the Consulting Agreement, Blue Ox worked to (i) secure an agreement between Obalon and a major health plan to conduct an outcomes study that will expand the current clinical evidence base to include health economic analysis on the cost of care reductions from use of the Obalon Balloon System, (ii) advise Obalon’s management regarding the development of a coverage and reimbursement-based market strategy, and (iii) secure agreements with health plans and other entities that result in reimbursement for and/or utilization of the Obalon Balloon System, among other services. Pursuant to, and in accordance with, the terms and conditions of the Consulting Agreement, Obalon issued to Blue Ox a warrant (the “Warrant’) to purchase up to 100,000 shares of Obalon’s common stock, par value $0.001 per share, at an exercise price of $0.8285, subject to adjustment pursuant to the terms of the Warrant. The Warrant is exercisable immediately and will expire on August 10, 2025. The exercise price represents a 15% premium to the average closing price of Obalon’s common stock for the 10 days preceding the effective date of the Consulting Agreement. The Warrant may be exercised, in whole or in part, through a cashless exercise, in which case the holder would receive upon such exercise the net number of shares of common stock determined according to the formula set forth in the Warrant. If the Consulting Agreement is terminated within six months of the effective date of the Consulting Agreement, then the number of shares of common stock that may be purchased by Blue Ox under the Warrant shall be reduced on a pro rata basis. The Warrant was deemed to qualify for equity treatment under authoritative accounting guidance and an immaterial amount was recorded within equity on Obalon's consolidated statement of stockholders' equity for the year ended December 31, 2020.

The Warrant provides for certain piggy back registration rights if, during the period beginning six (6) months after the date of the Consulting Agreement and ending six (6) months after the expiration date of the Warrant, Obalon proposes to file a registration statement under the Securities Act of 1933, as amended, with respect an offering by Obalon of its common stock (other than certain registration statements as set forth in the Warrant). Obalon also agreed to grant Blue Ox certain additional warrants upon the completion of certain milestones. Any such warrants would have generally the same terms and conditions and exercise price as the Warrant. Pursuant to the Consulting Agreement, Blue Ox also has the right to participate in the first securities offering of Obalon, if any, following the effective date of the Consulting Agreement, subject to certain limitations.

As of December 31, 2020, the Consulting Agreement has been terminated and is no longer in effect. The warrants remained outstanding and were subsequently fully exercised in the first quarter 2021.

Common Stock Reserved for Future Issuance

Common stock reserved for future issuance consists of the following at December 31, 2020:

Stock options issued and outstanding	1,099,855
Restricted stock units issued and outstanding	3,000
Warrants for the purchase of common stock	3,371,875
Authorized for future option and ongoing vesting of award grants	163,512
Authorized for future issuance under ESPP	190,222
Total	4,828,464